Exhibit 99.2

NASDAQ:CLFD Leader in Fiber Optic Management and Connectivity Solutions Fiscal Q2 2018 Earnings Call FieldReport April 26, 2018 NASDAQ : CLFD

Important Cautions Regarding Forward-Looking Statements

CLEARFIELD
NASDAQ:CLFD

- *Forward-looking statements contained herein and in any related presentation or in the FieldReport are made pursuant to the safe harbor provisions of the Private Litigation Reform Act of 1995. Words such as "may," "will," "expect," "believe," "anticipate," "estimate," "outlook," or "continue" or comparable terminology are intended to identify forward-looking statements. Such forward looking statements include, for example, statements about the Company's future revenue and operating performance, integration of the acquired powered cabinet line, trends in and growth of the FTTx markets, effectiveness of the Company's sales and marketing strategies and organization, utilization of manufacturing capacity, and the development and marketing of products. These statements are based upon the Company's current expectations and judgments about future developments in the Company's business. Certain important factors could have a material impact on the Company's performance, including, without limitation: further consolidation among our customers may result in the loss of some customers and may reduce sales during the pendency of business combinations and related integration activities; to compete effectively, we must continually improve existing products and introduce new products that achieve market acceptance; we must successfully integrate the acquired powered cabinet line in order to obtain the anticipated financial results and customer synergies within the timeframes expected; our operating results may fluctuate significantly from quarter to quarter, which may make budgeting for expenses difficult and may negatively affect the market price of our common stock; our success depends upon adequate protection of our patent and intellectual property rights; intense competition in our industry may result in price reductions, lower gross profits and loss of market share; we rely on single-source suppliers, which could cause delays, increases in costs or prevent us from completing customer orders, all of which could materially harm our business; a significant percentage of our sales in the last three fiscal years have been made to a small number of customers, and the loss of these major customers or significant decline in business with these major customers would adversely affect us; our planned implementation of information technology systems could result in significant disruptions to our operations; product defects or the failure of our products to meet specifications could cause us to lose customers and sales or to incur unexpected expenses; we are dependent upon key personnel; we face risks associated with expanding our sales outside of the United States; our results of operations could be adversely affected by economic conditions and the effects of these conditions on our customers' businesses; and other factors set forth in Part I, Item IA. Risk Factors of Clearfield's Annual Report on Form 10-K for the year ended September 30, 2017 as well as other filings with the Securities and Exchange Commission. The Company undertakes no obligation to update these statements to reflect actual events.*

© Copyright 2018 Clearfield, Inc. All Rights Reserved.

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NASDAQ:CLFD Welcome 3 Cheri Beranek President & CEO

NASDAQ:CLFD FQ2 2018 Review: Revenue Negatively Affected by Tier 1 and Wireless Drag; Net Income Affected by 1x Settlement Expense 4 $17.7M $19.6M $18.4M $16.9M $16.8M Q2-17 Q3-17 Q4-17 Q1-18 Q2-18 $7.4M $7.9M $7.7M $7.1M $6.8M Q2-17 Q3-17 Q4-17 Q1-18 Q2-18 Net Income Revenue Gross Profit $0.9M $0.8M $1.3M $0.9M - $0.3M Q2-17 Q3-17 Q4-17 Q1-18 Q2-18 • Continued momentum in core wireline business, where revenues increased more than 20% • Other markets remain distracted and subject to continued sluggishness in spending • Net income was impacted by the $ 1.3 million in patent litigation and one - time settlement expenses • Bookings exceeded shipments by $2.7 million of which $900,000 was generated by powered cabinet orders

NASDAQ:CLFD Financial Update 5 Dan Herzog Chief Financial Officer

NASDAQ:CLFD Quarterly Financial Performance $17.7M $19.6M $18.4M $16.9M $16.8M Q2-17 Q3-17 Q4-17 Q1-18 Q2-18 Revenue +4% - 9% - 13% - 8% - 5% Year - over - Year Growth Rate 6

Quarterly Financial Performance



Revenue
$17.7M
$19.6M
$18.4M
$16.9M
$16.8M
Q2-17
Q3-17
Q4-17
Q1-18
Q2-18
+4%
-9%
-13%
-8%
-5%
Year-over-Year Growth Rate



Gross Profit
$7.4M
$7.9M
$7.7M
$7.1M
$6.8M
Q2-17
Q3-17
Q4-17
Q1-18
Q2-18
42.2%
40.5%
41.7%
42.1%
40.3%
Gross Profit (%)

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Operating Expenses



$6.2M
$6.6M
$6.2M
$6.5M
$7.3M
34.9%
33.7%
33.4%
38.3%
43.4%
Q2-17
Q3-17
Q4-17
Q1-18
Q2-18
Operating Expenses
% of Revenue

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Quarterly Financial Performance

CLEARFIELD
NASDAQ:CLFD

Revenue



$17.7M
$19.6M
$18.4M
$16.9M
$16.8M
Q2-17
Q3-17
Q4-17
Q1-18
Q2-18
+4%
-9%
-13%
-8%
-5%
Year-over-Year Growth Rate

Gross Profit



$7.4M
$7.9M
$7.7M
$7.1M
$6.8M
Q2-17
Q3-17
Q4-17
Q1-18
Q2-18
42.2%
40.5%
41.7%
42.1%
40.3%
Gross Profit (%)

Net Income



$0.9M
$0.8M
$1.3M
$0.9M
-$0.3M
Q2-17
Q3-17
Q4-17
Q1-18
Q2-18
5.1%
4.1%
6.8%
5.6%
-1.8%
Net Margin

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NASDAQ:CLFD Balance Sheet Supports Growth $ in Millions Mar. 31, 2018 Dec. 31, 2017 Cash and Investments $35.6 $ 46.2 Total Assets $70.3 $69.2 Stockholders’ Equity $ 66.1 $66.1 Total Debt $0 $0 Total Capitalization $66.1 $ 66.1 $22.6 $33.1 $34.3 $44.2 $44.3 $35.6 2013 2014 2015 2016 2017 Q2-18 Cash and Investment Balances 10

NASDAQ:CLFD Operational Update and Outlook 11 Cheri Beranek President & CEO

NASDAQ:CLFD FQ2 2018 Revenue Composition and Market Overview Based on revenue of $ 16.8 million for the fiscal quarter ended Mar. 31, 2018. 9 % WIRELESS & CABLE TV 5 % INTERNATIONAL 5% WIRELINE – TIER 1 69% WIRELINE 12% OTHER 12 • Wireless service providers • Multiple service providers (MSOs) • Contract manufacturing • Alternative carriers • Misc. sales • Caribbean/Latin America • Canada • Core: Tier 3 and muni. • Emerging: Tier 2

The Road to Growing Revenue: Leverage Product Suite for 5G

CLEARFIELD
NASDAQ:CLFD

- FIBER MANAGEMENT
- FIELDSHIELD
- CERTIFICATIONS
- NATIONAL CARRIER PRODUCT APPROVALS
- MASTER PURCHASE AGREEMENTS
- CHANNEL DEVELOPMENT
- STRATEGIC ALLIANCES
- MARKET & PRODUCT LINE ENHANCEMENTS

Phase I (2008-2015)

- Rebuild the Company
- Restore balance sheet and develop profitable and sustainable growth business
- Build and expand the value proposition through patented and cost-minimizing solutions

Phase II (2015+)

- Expand into national carrier market through product approvals, master purchase agreements (MPAs) and certifications:
  - Certifications achieved: NEBS (central office panels); GR-326 (SC and LC connectors and cables); GR-487 (Makwa)
  - Product approvals gained at Verizon, AT&T, CenturyLink, Frontier, Windstream, and Charter
  - MPA gained at Tier 1 customer, with three pending

Phase III (2018+)

- Secure additional partnerships that will expand "feet on the street"
- Dedicate sales resources to align Company with industry EF&I firms, along with optical fiber and electronics vendors for referral business opportunities
- Expand product suite to add more revenue to existing clients and new markets for existing product technologies:
  - Acquisition of powered cabinet line

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NASDAQ:CLFD Fiscal 2018 Outlook and Guidance $37.5 $53.4 $58.0 $60.3 $75.3 $73.9 $74 - 76 2012 2013 2014 2015 2016 2017 2018F Revenue Growth Outlook ($ in Millions) Please note: Outlook and forecast effective only on April 26, 2018. 14 Fiscal year outlook updated • $74 to $76 million in revenue • 40%+ gross profit margins • Operating expenses to be 35% to 37 % of revenue • 3% to 5% net income as a percent of revenue

NASDAQ:CLFD Q & A 15 Cheri Beranek President & CEO Dan Herzog Chief Financial Officer

NASDAQ:CLFD 16

NASDAQ:CLFD Thank You 17 Cheri Beranek President & CEO

NASDAQ:CLFD Company Contact: Cheri Beranek President

& CEO Clearfield, Inc. IR@clfd.net Investor Relations: Matt Glover or Najim Mostamand, CFA Liolios Group, Inc. (949) 574 - 3860 CLFD@liolios.com 18